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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RadNet, Inc. (the "Company") on Form 10-Q for the quarterly period ended March 31, 2008, as filed with the Securities and Exchange Commission on May 12, 2008 (the "Report"), I, Mark D. Stolper, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

                                               /s/ Mark D. Stolper
                                               ---------------------------------
                                               Mark D. Stolper
                                               Chief Financial Officer
                                               (Principal Financial Officer)
                                               May 12, 2008

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.